UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2011
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On February 8, 2011, the Board of Directors (the “Board”) of Insteel Industries, Inc. (the “Company”) approved an amendment to the Company’s Bylaws (the “Bylaws”), effective immediately (the “Amendment”). The Amendment revised the first sentence of Article 3, Section 2 of the Bylaws to read as follows: “The number of directors constituting the board of directors shall be not less than six nor more than ten, the precise number to be determined from time to time by resolution of the board of directors.” The Bylaws previously provided for a Board constituted of not less than seven nor more than twelve directors as fixed by a shareholder or Board resolution or, in the absence of such a resolution, the number of directors elected at the prior Annual Meeting.
     A complete copy of the Bylaws, as amended, is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
     The Company held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on February 8, 2011. Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s proxy statement for the Annual Meeting.
Item Number One — Election of Directors
     Each of the two nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board for three-year terms based on the following vote:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Gary L. Pechota	12,328,367	1,742,753	2,322,216
W. Allen Rogers II	12,388,964	1,682,156	2,322,216
Item Number Two — Advisory Vote on the Compensation of the Company’s Executive Officers
     The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
11,340,800	2,730,321	0	2,322,216

Item Number Three — Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Executive Officers
     The shareholders recommended, on an advisory basis, that the advisory vote on the compensation of the Company’s executive officers should be held on an annual basis based on the following vote:

				Broker
1 Year	2 Years	3 Years	Abstentions	Non-votes
8,440,739	1,393,978	4,158,451	0	2,400,167

Item Number Four — Ratification of the Appointment of Grant Thornton LLP
     The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2011 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
15,834,615	558,720	0

Item 8.01. Other Events
     On February 8, 2011, the Company issued a press release announcing that the Board had declared a quarterly cash dividend of $0.03 per share payable on April 8, 2011 to shareholders of record as of March 25, 2011. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the Board each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be implemented or achieved. Many of these risks and uncertainties are discussed in detail in the Company’s reports and statements that it files with the U.S. Securities and Exchange Commission, in particular in its Annual Report on Form 10-K for the year ended October 2, 2010. You should carefully review these risks and uncertainties.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 3.2	Amended Bylaws of the Company.

Exhibit 99.1	Press release dated February 8, 2011 announcing declaration of a quarterly cash dividend of $0.03 per share.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: February 8, 2011	By:	/s/ James F. Petelle
James F. Petelle
Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.2	Amended Bylaws of Insteel Industries, Inc.

99.1	Press release dated February 8, 2011 announcing declaration of a quarterly cash dividend of $0.03 per share.